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                                  EXHIBIT 10.38


                                October 29, 1998



NationsBank, N.A., as Agent, and
the Banks party to the Credit Agreement referred to below
700 Louisiana
Houston, Texas 77002

         Re: Credit Facility Provided by NationsBank, N.A. (successor by merger to Nations Bank of Texas, N.A.), as Agent ("Agent"), to Denali Incorporated, a Delaware corporation ("Borrower")

Ladies and Gentlemen:

This letter is being provided to you in connection with Amendment No. 2 dated as of October 29, 1998 ("Amendment Agreement"), amending the Amended and Restated Credit Agreement dated as of March 23, 1998, as amended by Amendment No. 1 and Consent dated as of June 5, 1998 (as amended, the "Credit Agreement"), among the Borrower, the Banks party thereto, and the Agent. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement.

The undersigned (the "Guarantors") have executed either the Subsidiary Guaranty dated as of March 23, 1998 or the Joinder Agreement dated as of June 5, 1998 (collectively, the "Guaranty"), guaranteeing the full payment of the Borrowers' obligations under the Credit Agreement and certain other amounts as described in the Guaranty. Each Guarantor has reviewed the Amendment Agreement and related documents ("Amendment Documents") and hereby approves them. Each Guarantor represents and warrants that it has no defenses to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guarantee the Borrowers' obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of the Amendment Documents. The delivery of this letter does not indicate or establish a requirement that the Guaranty requires the Guarantors' approval of amendments to the Credit Agreement, but rather has been furnished to the Agent and the Banks as a courtesy at the Agent's request.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed as of the date first above written.

                                               Very truly yours,

                                               CONTAINMENT SOLUTIONS, INC.
                                               DENALI MANAGEMENT, INC.
                                               ERSHIGS BILOXI, INC.
                                               ERSHIGS, INC.
                                               FIBERCAST COMPANY
                                               FLUID CONTAINMENT PROPERTY, INC.
                                               INSTRUMENTATION SOLUTIONS, INC.
                                               SPECIALTY SOLUTIONS, INC.

                                               By:   /S/ R. Kevin Andrews
                                                     --------------------------
                                                     R. Kevin Andrews
                                                     Treasurer


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                                              FLUID CONTAINMENT, INC.
                                              SEFCO, INC.
                                              HOOVER CONTAINMENT, INC.

                                              By:   /S/ Cathy L. Smith
                                                    ---------------------------
                                                    Cathy L. Smith
                                                    Secretary